MerueloMaddux Properties, Inc.
Supplemental Information

December 31, 2007

MerueloMaddux Properties, Inc.
Supplemental Operating And Financial Information
Fourth Quarter 2007

MerueloMaddux Properties, Inc.
Supplemental Operating And Financial Information
Fourth Quarter 2007

Corporate Information

MerueloMaddux Properties, Inc.
Supplemental Operating And Financial Information
Fourth Quarter 2007

Company Background

MerueloMaddux Properties Inc. (MMPI) is a self-managed, full-service real estate company that develops, redevelops and owns commercial and residential properties located in downtown Los Angeles and other densely populated urban areas in California that are undergoing demographic or economic changes.  We are an experienced real estate company in the Los Angeles market. We employ specialists in urban site identification, land planning, design development, architecture, construction oversight, real estate brokerage, financial underwriting, real estate law and property management. Our employees have close working relationships with local and national lending institutions, local government officials and community and labor leaders and are active in the real estate financial and brokerage community in Los Angeles. We have substantial experience in assembling numerous small land parcels and expediting land development approvals and in project design, construction and management.

We focus on properties that have alternate, more profitable uses achievable through major renovation, redevelopment or development. We are involved in a wide range of project types, including food industry, wholesale market, small tenant industrial and residential properties. These projects are predominantly located in a densely urban, multi-ethnic environment, involve numerous local entitlement, property assemblage and physical challenges and are opportunities frequently overlooked by mainstream institutional investors and developers. We believe we can earn higher risk-adjusted returns on the redevelopment of re-emerging urban markets than on initial development in emerging suburban markets.

We are committed to responsible property investing. Real estate development activity in California historically has been centered around the periphery of established population areas, which has resulted in suburban sprawl and exacerbated economic, social and transportation problems and provoked resistance from businesses, residents and governments. “Smart Growth” and “Transit Oriented Development” are emerging categories of development that feature urban infill projects that meet the demands of urban communities. The advantages of Smart Growth projects include utilizing or upgrading existing infrastructure instead of creating new infrastructure, as well as reducing automobile reliance by locating businesses, customers and employees closer to each other and to existing public transit systems. We pursue Smart Growth projects, Transit Oriented Development and similar projects that have both economic and social benefits.

Most of our projects are located in or around the downtown area of Los Angeles, and all of our projects are in Southern California. Downtown Los Angeles is commonly defined as an area of approximately 350 city blocks, or approximately 2,500 acres, ringed by the U.S. Highway 101/ Santa Ana Freeway on the north, the Los Angeles River on the east, U.S. Interstate 10/Santa Monica Freeway to the south and the State Highway 110/Pasadena Freeway to the west. With approximately 83 acres of land in downtown Los Angeles owned or controlled through executory purchase and sale agreements or options to purchase, we believe we are the largest non-government landowner in downtown Los Angeles.

We organized our company as a taxable corporation and believe that we have greater operating flexibility than that of our competitors that are organized as real estate investment trusts, or REITs. We, however, operate our business and own our assets through an operating partnership and therefore have the same ability that a REIT structured as an umbrella partnership REIT, or UPREIT, has to acquire properties by issuing common units of the operating partnership as consideration.

On January 30, 2007, we consummated our initial public offering (our “IPO”) and sold 40,000,000 shares of our common stock to the public. Approximately 3,000,000 shares of the common stock were sold directly by us to our Chief Executive Officer and Chairman of our Board of Directors, Richard Meruelo. Concurrently with our IPO, we effected a series of transactions, which we refer to as our “formation transactions,” pursuant to which we acquired our initial projects. On February 14, 2007, we issued 275,207 shares to affiliates of Richard Meruelo and President, John Charles Maddux, that we had a contingent obligation to issue (we have a remaining contingent obligation to issue up to 1,421,423 shares), and the underwriters of our IPO exercised their option to purchase an additional 5,550,000 shares of our common stock. Including the over-allotment option exercise, we raised approximately $425.7 million in proceeds in our IPO, after the underwriting discount but before expenses related to the IPO. On March 10, 2008, we issued 840,000 shares to affiliates of Mssrs. Meruelo and Maddux that we had a contingent obligation to issue based on amounts that were previously paid to our company by the Taylor Yards entity and that have since become no longer subject to litigation risk.

MerueloMaddux Properties, Inc.
Supplemental Operating And Financial Information
Fourth Quarter 2007

Our company is a self-managed, full-service real estate company that develops, redevelops and owns commercial and residential properties located in downtown Los Angeles and other densely populated urban areas in California that are undergoing demographic or economic changes.

As of December 31, 2007, the Company has classified 27 of its projects as rental properties and 28 as development projects. Most of the projects are located in or around the downtown area of Los Angeles, and all of the projects are in Southern California.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission (SEC).  Additional information about us and our properties is also available at our website www.meruelomaddux.com.

Acquisitions and Dispositions:
We did not complete any property acquisitions or dispositions during the fourth quarter of 2007.

Development Activities:
We have completed the construction on the residential portion of our Union Lofts project, which includes 92 residential rental units along with approximately 11,000 square feet of restaurant/lounge space in a historic twelve story building in downtown Los Angeles.  Subsequent to the fourth quarter, we received a temporary Certificate of Occupancy and subsequently a permanent Certificate of Occupancy.  We expect construction on the restaurant/lounge space to be completed in the fourth quarter of 2008.

Construction activity on our 214 unit luxury/mixed use/commercial-residential tower at 717 West 9th Street continues on budget.  Work is commencing on the 16th level of the thirty-four floor structure and the tower is anticipated to be topped out by the end of the summer 2008.

Construction work continued on our 290,620 square foot multi-tenant food processing facility at 3000 Washington Blvd.  Construction crews are currently completing the construction work and tenant-specific improvements for the space that has been leased.  We anticipate construction completion and occupancy of the leased space to begin in the 2nd quarter of 2008.  Construction work has also continued on the 74,000 square foot Gold’s Gym and self storage property, with an anticipated completion in the 3rd quarter of 2008.

Leasing Activities:
We completed or renewed a total of forty leases during the fourth quarter for a net total increase of 97,148 square feet of leased space.  The largest lease was to United Pacific Studios, who leased 66,135 square feet in our Center Village property.  Santa Fe Finishing, an existing tenant in our Crown Commerce Center, added an additional 37,420 square feet of adjacent space.  The third largest lease was for 15,832 square feet to Sky Boxing Promotions at our 620 Gladys Ave. property.  The leases of several tenants were not renewed in order to facilitate future development plans.  This quarter also saw the renewal of several leases, the most significant being FedEx in November at 2000 San Fernando Road.  The annualized cash rental growth during the quarter was $1,639,303.  The annualized GAAP rental growth during the quarter was $2,313,747.

The remaining leases were for smaller sized space predominantly for produce and food distribution related tenants.  The smaller tenants were generally on month to month leases. The larger tenants received longer lease terms.
During the fourth quarter, we analyzed whether the Union Lofts project should be initially marketed as for-sale condominium units or leased as rental units.  That analysis led us to the conclusion that, given the continued growth in residential rental rates and the flattening of condominium pricing, our best interim outcome was to continue with our original plan of leasing the units with the opportunity to later sell the units as condominiums.  Subsequent to receiving our permanent Certificate of Occupancy, we began leasing the property approximately four weeks ago and have completed nine leases at rental rates consistent with our expectations.  In addition, we have entered into a two month lease for five of the penthouse suites with a network owned interior design television show at rental rates in excess of our expectations.

Financing Activities:
During the fourth quarter the company closed nine secured, real property financing transactions with aggregate loan proceeds of $116.3 million at an average interest rate of 7.64%.  Seven of these transactions were refinancing transactions for existing commercial properties and two were new loans secured by previously unencumbered properties.  Subsequent to the end of the fourth quarter, the company refinanced five loans for a total of $68.4 million with an average interest rate of 6.66%.  The lenders for the fourteen individual loans included five local Los Angeles-based commercial banks, each of which has long standing relationships with the company.

Recent changes in the credit markets have caused a widening of spreads and a tightening of terms on large scale loan transactions, typically provided by large national banks.  Regional lenders appear to be taking advantage of this market dynamic and are looking to recapture market share from the large national lenders by more aggressively courting their best customers with better terms, rates and turnaround times.  However, there is a natural limit to the loan size that regional lenders can accommodate.  We anticipate that the difficulty to obtain large scale ($50 million and up) construction and permanent loans will continue to impact the development industry.  We are considering the possibility of entering into joint venture agreements for several of our large residential construction projects as a way to increase the amount of equity in a project, reduce our financial exposure and improve the financing prospects of those projects.

General Market Highlights:
In the industrial/commercial marketplace, downtown Los Angeles remains among the strongest real estate markets, with a fourth quarter vacancy rate of 0.8%.  As noted by Grubb & Ellis, “The Central market remains one of the strongest and tightest submarkets in the region with very little square footage currently under construction.”

Our residential development program focuses on the rental market, which has continued to see good growth in rental rates, partly as a result of the difficulties in the mortgage financing market.  Rental rates for one and two bedroom apartments comparable to our current and proposed residential projects have experienced rental growth rates well in excess of the inflation rate.  According to USC’s Lusk Center for Real Estate, the current residential rental occupancy rate is 96%.

The marketplace in downtown Los Angeles has seen a slowdown in condominium sales.  A number of prospective condominium development projects have been delayed, pending a change in the credit markets. Smaller units continue to sell better than larger units, since potential buyers can more easily qualify for conforming (non-jumbo) loans. The volume of sales of larger units has dropped considerably.  The recent increase in the conforming loan limit from approximately $417,000 to approximately $729,750 may facilitate the sales of the larger units.

MerueloMaddux Properties, Inc.
Supplemental Operating And Financial Information
Fourth Quarter 2007

Investor Information
Principal Corporate Office
MerueloMaddux Properties, Inc.
761 Terminal Street
Building One, 2nd Floor
Los Angeles, California 90021
Phone: (213) 291-2800
Fax:(213) 291-2830
www.meruelomaddux.com

The information contained on our website is not incorporated herein by reference and does not constitute a part of this supplemental financial information.

Investor Relations	Transfer Agent and Registrar	Stock Market Listing

Ted McGonagle	American Stock Transfer & Trust Company	NASDAQ: MMPI
Chief Investment Officer	Phone: 800-937-5449
761 Terminal Street
Building One , 2nd Floor
Los Angeles, CA. 90021
Phone: (212) 291-2800
E-mail: tmcgonagle@meruelomaddux.com

Board of Directors and Executive Officers
Richard Meruelo	Chairman and Chief Executive Officer
John Charles Maddux	President, Chief Operating Officer and Director
Lynn Beckemeyer	Executive Vice President – Development and Director
Fred Skaggs	Chief Financial Officer
Ted McGonagle	Chief Investment Officer
Todd Nielsen	General Counsel and Corporate Secretary
Miguel Enrique Echemendia	Chief Administrative Officer
John B. Hansen	Director
Philip S. Payne	Director
Richard Garcia Polanco	Director
Anthony A. Williams	Director

MerueloMaddux Properties, Inc.
Supplemental Operating And Financial Information
Fourth Quarter 2007

Supplemental Financial Information

MerueloMaddux Properties, Inc.
Supplemental Operating And Financial Information
Fourth Quarter 2007

Consolidated Balance Sheets
(in thousands)
	Meruelo Maddux Properties, Inc.				The Predecessor
	Dec. 31, 2007	Sep. 30, 2007	Jun. 30, 2007	Mar. 31, 2007	Dec. 31, 2006
		(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Cash	$3,030	$11,175	$50,290	$100,949	$2,381
Restricted cash	7,104	7,432	1,215	1,090	2,327
Accounts receivable	2,610	2,256	1,943	1,476	2,103
Rental properties, net	306,096	305,260	299,124	263,131	216,972
Real estate held for development	461,789	437,646	396,149	370,366	277,837
Other assets, net	3,551	4,045	4,007	4,906	6,437
Total assets	$784,180	$767,814	$752,728	$741,918	$508,057

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$8,585	$4,905	$5,522	$4,438	$7,081
Accrued expenses and other liabilities	9,918	17,790	14,654	13,335	49,163
Due to affiliates, net	-	-	-	1,256	4,227
Notes payable secured by real state	307,394	294,594	277,957	264,676	342,643
Note payable to CalPERS	-	-	-	-	150,000
Deferred taxes, net	41,101	39,560	39,560	39,560	-
Total liabilities	366,998	356,849	337,694	323,265	553,114

Commitments and contingencies	–	–	–	–	–

Common stock	858	858	858	858	4
Additional paid in capital	442,407	441,953	441,953	441,953	11,663
Affiliate notes receivable	(14,214)	(22,614)	(22,614)	(22,614)	(24,673)
Retained earnings (deficit)	(11,869)	(9,232)	(5,162)	(1,544)	(32,051)
Total stockholders' equity (deficit)	417,182	410,965	415,035	418,653	(45,057)
Total liabilities and stockholders' equity	$784,180	$767,814	$752,728	$741,918	$508,057

MerueloMaddux Properties, Inc.
Supplemental Operating And Financial Information
Fourth Quarter 2007

Consolidated and Combined Statements of Operations
(unaudited and in thousands except per share data)
	Meruelo Maddux Properties, Inc.				The Predecessor
	Three Months Ended Dec. 31, 2007	Three Months Ended Sep. 30, 2007	Three Months Ended Jun. 30, 2007	Period Jan. 30, 2007 through Mar. 31, 2007	Period Jan. 1, 2007 through Jan. 29, 2007	Three Months Ended Dec. 31, 2006
Revenue:
Rental income	$6,319	$5,980	$5,562	$3,786	$1,957	$6,337
Management fees	72	68	73	47	12	38
Interest income	271	523	986	1,043	205	670
Other income	267	80	67	78	28	356
	6,929	6,651	6,688	4,954	2,202	7,401
Expenses:
Rental expenses	2,995	3,776	3,377	2,373	999	3,724
Interest expense	2,674	2,667	2,620	1,551	2,205	6,939
Depreciation and amortization	1,763	1,557	1,821	923	374	1,118
General and administrative	2,134	2,721	2,489	1,650	628	2,046
	9,566	10,721	10,307	6,497	4,206	13,827
Operating loss	(2,637)	(4,070)	(3,619)	(1,543)	(2,004)	(6,426)
Discontinued operations:
Gain (loss) on sale of real estate	-	-	-	-	-	-
Loss before income taxes	(2,637)	(4,070)	(3,619)	(1,543)	(2,004)	(6,426)
Provision (benefit) for income taxes
Net loss	$(2,637)	$(4,070)	$(3,619)	$(1,543)	$(2,004)	$(6,426)
Basis and diluted loss per share	(0.03)	(0.05)	(0.04)	(0.02)	N/A	N/A
Weighted average common shares outstanding - basic and diluted	85,478,164	85,478,164	85,478,164	84,045,736	N/A	N/A

MerueloMaddux Properties, Inc.
Supplemental Operating And Financial Information
Fourth Quarter 2007

Capital Structure
(in thousands)
		Principal Balance
		December 31, 2007

Fixed Rate Mortgage Notes		$131,981
Variable Rate Mortgage Notes		175,413
Total Consolidated Debt		307,394

Equity (in thousands)

	Shares & Units Outstanding	Market Value (1)

Common Stock	85,838	$343,352

Operating Partnership Units	348	1,392

Total Common Equity	86,186	344,744

Total Market Capitalization		$652,138
__________
       (1)  Value based on the NASDAQ closing price of $4.00 on December 31, 2007.

MerueloMaddux Properties, Inc.
Supplemental Operating And Financial Information
Fourth Quarter 2007

Consolidated Debt
(in thousands)
Fixed Rate Mortgage Notes			Balance at
Project Name	Interest Rate	Maturity Date	December 31, 2007
Seventh Street Produce Market/Alameda Square	6.75%	November 30, 2008	$50,445
Meruelo Wall Street	6.25%	July 5, 2008	20,721
Crown Commerce Center	7.48%	September 5, 2011	10,314
Seventh Street Produce Market/Alameda Square	8.00%	November 30, 2008	9,989
Washington Cold Storage	6.93%	April 13, 2016	9,707
1800 E. Washington Blvd.	7.49%	October 1, 2017	9,100
2131 Humboldt Street	6.50%	January 1, 2011	7,000
420 Boyd Street	7.49%	June 15, 2012	5,950
Santa Fe Plaza	7.49%	October 1, 2017	3,165
1500 Griffith Avenue	7.00%	January 24, 2013	3,000
905 E. 8th Street	7.50%	January 15, 2009	1,950
500 Mateo Street	7.00%	March 1, 2016	640
Total Fixed Rate Mortgage Notes			$131,981

Variable Rate Mortgage Notes (1)
Union Lofts Mini Permanent Loan	1-Month LIBOR plus 1.65%	March 1, 2009	$25,721
South Park Towers	Prime	January 14, 2008(2)	25,000
Sky Arc	Prime plus .75%	April 1, 2008	19,000
2000 San Fernando Road	3-Month LIBOR plus 2.75%	April 1, 2012	13,474
Ullman Tower One	Prime	February 1, 2008 (3)	11,275
Southern California Institute of Architecture	Prime plus .25%	August 1, 2011	10,197
Barstow Produce Center Construction Loan	Prime plus .50%	January 9, 2013	9,030
1875 W. Mission Blvd.	6-Month LIBOR plus 6.25%	March 29, 2024	8,665
Center Village	Prime plus 1.0%	October 1, 2008	7,000
Ullman Tower Two	Prime	May 1, 2008	6,397
Barstow Produce Center Construction Loan	Prime plus 1.0%	January 9, 2010	6,180
Washington Produce Market	Prime plus 0.5%	December 5, 2012	6,150
1919 Vineburn Avenue	Prime plus 1.0%	July 1, 2008	5,500
Olive Street Towers	Prime	March 1, 2008 (4)	5,340
620 Gladys Avenue	Prime	April 1, 2008 (5)	5,157
801 E. 7th Street	Prime	March 1, 2008 (6)	4,400
Meruelo Farms	Prime	November 7, 2010	3,350
3rd & Omar	Prime plus .25%	August 15, 2010	2,599
2415 Washington Blvd.	Prime	November 15, 2008	978
Total Variable Rate Mortgage Notes			$175,413

GRAND TOTAL			$307,394
     __________
(1)	At December 31, 2007, the Prime rate was 7.25%. The six-month LIBOR, the three-month LIBOR and the one-month LIBOR rates in effect at December 31, 2007 were 5.50%, 5.23% and 4.85%, respectively.
(2)	Lender extended the maturity date to July 14, 2008 upon our request for the same principal amount with the same interest terms.
(3)	Lender extended the maturity date to April 30, 2008 upon our request for the same principal amount with the same interest terms.
(4)	Lender extended the maturity date to May 1, 2008 upon our request for the same principal amount with the same interest terms.
(5)	Lender extended the maturity date to September 1, 2008 upon our request for the same principal amount with the same interest terms.
(6)	Lender extended the maturity date to October 1, 2008 upon our request for the same principal amount with the same interest terms.

MerueloMaddux Properties, Inc.
Supplemental Operating And Financial Information
Fourth Quarter 2007

Reconciliation of Net Loss to Earnings Before Interest, Taxes and Depreciation and Amortization (1)
(unaudited and in thousands)
	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	December 31, 2007	Sept 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
Reconciliation of net loss to earnings before interest,
taxes and depreciation and amortization (EBITDA):
Net Loss	$(2,637)	$(4,070)	$(3,619)	$(3,547)	$(6,426)
Add: Interest Expense	2,674	2,667	2,620	3,756	6,939
Depreciation and Amortization	1,763	1,557	1,821	1,297	1,118
EBITDA	$1,800	$154	$822	$1,506	$1,631

    __________
(1)	For the definition and discussion of EBITDA, see page 15.

MerueloMaddux Properties, Inc.
Supplemental Operating And Financial Information
Fourth Quarter 2007

After Tax Cash Flow (1)
(unaudited and in thousands)
	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	Dec. 31, 2007	Sep. 30, 2007	Jun. 30, 2007	Mar. 31, 2007	Dec. 31, 2006

Net Loss	$(2,637)	$(4,070)	$(3,619)	$(3,547)	$(6,426)
Deferred income tax benefit	–	–	–	–	–
Depreciation and amortization	1,763	1,557	1,821	1,297	1,118
Amortization of loan costs	77	86	111	134	278
Non-cash compensation expense	464	432	449	283	–
Straight-line rent adjustments	(150)	(386)	43	30	–
ATCF	$(483)	$(2,381)	$(1,195)	$(1,803)	$(5,030)
     __________
(1)	For the definition and discussion of ATCF, see page 15.

MerueloMaddux Properties, Inc.
Supplemental Operating And Financial Information
Fourth Quarter 2007

Management Statements on Forward Looking Statements, Estimates and Non-GAAP Supplemental Measures

Disclaimer:

We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements set forth in this supplemental information package to reflect new information, future events or otherwise.

Forward-Looking Statements:

This supplemental information package contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend for such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we include this statement for purposes of complying with these safe harbor provisions.

Forward-looking statements relate to estimates, expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us.

The supplemental information package contains various statements regarding our senior management’s current estimates of the value of certain properties. These estimates have been determined based on a variety of considerations and because they are estimates are subject to ongoing market and other factors, some of which may not yet have been fully manifest in our market place and/or in our business. For example, over the past few weeks there has been significant disruption in the debt capital markets. While we have not as of yet experienced any material impact arising out of such disruption, we expect that there will be a yet-to-be-determined impact on our business and on the market place within which we conduct our business.

The majority of our projects are in various stages of development and redevelopment. With respect to such projects, the information under the heading “Redevelopment Plan” represents our current redevelopment plan for the project. Similarly, the periods and amounts under the headings “Estimated Redevelopment Schedule,” “Estimated Stabilization Date” and “Estimated Redevelopment Costs per S.F.” represent our current estimate of when we will commence and complete construction of the proposed redevelopment, the period and per-square-foot or per-unit amounts needed to complete the structural shell, core and tenant or owner improvements, as applicable, and lease the project to an industry standard occupancy level.

Our beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, the status and performance of our projects may vary materially from those expressed in our forward-looking statements. For example, the actual redevelopment plan, the actual commencement, completion and costs of construction and the actual stabilization may vary. We can provide no assurance that any proposed development or redevelopment will occur as described below or on a timeframe or at costs consistent with our estimates.

You should carefully consider the risks and uncertainties before you make an investment decision with respect to our common stock, along with the following factors that could cause actual results to vary from our forward-looking statements:

•
the factors referenced in our Annual Report on Form 10-K for the year ended December 31, 2007, including those set forth under the sections captioned “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations;”

•	general volatility of the capital markets;

•	changes in our business and investment strategy;

MerueloMaddux Properties, Inc.
Supplemental Operating And Financial Information
Fourth Quarter 2007

Management Statements on Forward Looking Statements, Estimates and Non-GAAP Supplemental Measures

•	availability, terms and deployment of capital;

•	availability of qualified personnel;

•	perception of the commercial and residential subsegments of the real estate industry;

•	changes in supply and demand dynamics within the commercial and residential subsegments of the real estate industry;

•	availability of purchasers or tenants for our projects;

•	change in costs associated with development or redevelopment and repositioning of projects;

•	changes in interest rates;

•	applicable laws and regulations (including land use entitlement processes) and changes in such laws and regulations;

•	changes in political climates that may affect our proposed development and redevelopment projects;

•	state of the general economy and the greater Los Angeles economy in which our projects are located; and

•	the degree and nature of our competition.

You should not place undue reliance on our forward-looking statements, which apply only as of the date of this supplemental information package.

Non-GAAP Supplemental Measures:

We believe that earnings before interest, income taxes, depreciation and amortization, or EBITDA, is a useful supplemental performance measure. Management uses EBITDA as an indicator of our ability to incur and service debt. We believe EBITDA is an appropriate supplemental measure for such purposes, because the amounts spent on interest are, by definition, available to pay interest, income tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up, and depreciation and amortization are non-cash charges. In addition, we believe EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of real estate companies. However, because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDA should not be considered an alternative to cash flows from operating activities (computed in accordance with GAAP) as a measure of our liquidity. EBITDA should not be considered as an alternative to net income as an indicator of our operating performance. Other companies may calculate EBITDA differently than we do; accordingly, our EBITDA may not be comparable to such other companies’ EBITDA. EBITDA is not a replacement for, and should be read in connection with, our financial statements filed in our Annual Report on Form 10-K.

We believe that after tax cash flow, or ATCF, is a useful supplemental performance measure. We define ATCF as net (loss) income excluding the following: i) deferred income tax expense; ii) non-cash charges for depreciation and amortization, iii) amortization of loan costs; iv) the adjustment to recognize rental revenue using the straight-line method; and v) the adjustment to rental revenue to reflect the fair market value of rents. Management uses ATCF as an assessment of performance of our operations in period to period comparisons and for financial planning purposes. ATCF should not be used as a measure of our liquidity nor as a supplement to or substitute for cash flow from operating activities, which is computed in accordance with GAAP. ATCF should be considered only as supplement to net (loss) income as a measure of our performance.

MerueloMaddux Properties, Inc.
Supplemental Operating And Financial Information
Fourth Quarter 2007

Portfolio Data

MerueloMaddux Properties, Inc.
Supplemental Operating And Financial Information
Fourth Quarter 2007

Portfolio Overview – Rental Projects

					Leased % and In-Place Rents
Project	# of Projects	Los Angeles District	Type of Temporary Operations	Net Rentable Square Feet	% Leased	Total Annualized Rents (1)	Annualized Rent $/RSF (2)
Commercial Projects
788 S. Alameda	1	Wholesale Produce	N/A	33,984	78.1%	$ 978,000	$ 36.84
Washington Cold Storage	1	Wholesale Produce	N/A	59,000	100.0%	1,200,000	20.34
500 Mateo Street	1	Arts	N/A	12,938	100.0%	122,400	9.46
Meruelo Wall Street	1	Fashion	N/A	98,245	100.0%	2,074,560	21.12
Washington at Central	1	Southeast Industrial	N/A	5,479	25.6%	18,000	12.86
Southern California Institute of Architects	1	Arts	N/A	81,741	100.0%	1,212,000	14.83
2000 San Fernando Road (3)	1	North Downtown Industrial	N/A	119,381	100.0%	2,865,144	24.00
Washington Produce Market	1	Wholesale Produce	N/A	31,876	56.3%	366,000	20.42
905 E. 8th Street	1	Electronics	N/A	32,000	53.4%	214,800	12.56
3rd and Omar Street	1	Little Tokyo	N/A	23,297	23.2%	97,080	17.94
1919 Vineburn Avenue	1	North Downtown Industrial	N/A	122,345	100.0%	506,520	4.14
1500 Griffith Avenue	1	Fashion	N/A	50,058	100.0%	440,823	8.81
4th Street Center	1	Arts	N/A	14,472	100.0%	314,824	21.75
Seventh Street Produce Market	1	Wholesale Produce	Wholesale produce market	122,120	62.9%	3,254,604	42.40
Alameda Square	1	Wholesale Produce	Commercial	1,463,696	61.0%	3,556,037	3.99
620 Gladys Avenue	1	Wholesale Seafood	Wholesale distribution	57,354	100.0%	517,227	9.02
1000 E. Cesar Chavez	1	North Downtown Industrial	Multi tenant commercial	50,373	16.8%	58,200	6.86
306 North Avenue 21 (4)	1	North Downtown Industrial	Multi tenant commercial and distribution (and cleared land)	84,472	49.8%	167,465	3.98
Crown Commerce Center	1	Southeast Industrial	Multi-tenant commercial	301,491	100.0%	1,785,645	5.92
420 Boyd Street	1	Little Tokyo	Office and retail	47,806	71.7%	372,564	10.87
1800 E. Washington Blvd.	1	South Downtown Industrial	Multi-tenant commercial	108,744	100.0%	543,180	5.00
230 W. Ave 26th	1	North Downtown Industrial	Multi tenant commercial	67,971	31.9%	152,352	7.04
5707 S. Alameda	1	South Downtown Industrial	Single tenant commercial	55,729	82.7%	166,595	3.61
1211 E. Washington Blvd.	1	South Downtown Industrial	Multi-tenant commercial	108,000	74.5%	384,192	4.77
Total Commercial Projects	24			3,152,572	72.8%	$ 21,368,211	$ 9.31

Residential Projects
American Apartments	1	Arts	N/A	13,550	89.3%	$ 261,793	$ 21.64
Southpark Tower - Phase 2 - J Restaurant	See Note (5)	Southpark	Restaurant and parking	11,829	100.0%	425,844	36.00
Center Village	1	Arts	Cold storage and commercial	176,628	100.0%	343,200	1.94
Pomona Park Village	1	Pomona, California	Commercial and office flex	242,042	3.3%	96,060	12.01
Total Residential Projects	3			444,049	47.0%	$ 1,126,897	$ 5.40

Total Rental Project Portfolio	27			3,596,621	69.6%	$ 22,495,108	$ 8.98
__________
(1)	Annualized rent represents the annualized monthly contractual rent under existing leases as of December 31, 2007.
(2)	Annualized rent per rentable square foot represents annualized rent as computed above, divided by the total square footage under lease as of the same date.
(3)	We are actively marketing this project for sale.
(4)	This parcel is part of a larger project that will be redeveloped as part of the 2131 Humboldt Street project discussed in the "Development Pipeline."
(5)	This parcel is part of a larger project that will be redeveloped as part of the Southpark Tower project discussed in the "Development Pipeline."

MerueloMaddux Properties, Inc.
Supplemental Operating And Financial Information
Fourth Quarter 2007

Development Pipeline
Project	# of Projects	Location	Type of Incidental Revenue Earned	Estimated Incidental Revenue per Year
Commercial Projects
801 E. 7th Street	1	Downtown Industrial District	Single-tenant distribution	$ 216,000
2131 Humboldt Street	See Note (1)	North Downtown Industrial District	Small tenant commercial	144,000
Pomona Retail (5)	1	Pomona, California	Small tenant commercial	102,000
Meruelo Baldwin Park	1	Baldwin Park, California	Small tenant commercial and residential	50,000
1828 Oak Street (5)	1	South Downtown Industrial District	N/A	-
3000 E. Washington Blvd. (2)	1	Wholesale Produce District	N/A	-
Gold's Gym & Public Storage (2)	1	Commerce, California	N/A	-
Camfield Retail Center	1	Commerce, California	N/A	-
American Fish (5)	1	Wholesale Produce District	N/A	-
Ceres Street Produce Center	1	Wholesale Produce District	N/A	-
Barstow Produce Center	1	Barstow, California	N/A	-
Wall Street Market (2)	1	Fashion District	N/A	-
Overland Terminal (5)	1	Wholesale Produce District	N/A	-
Santa Fe Plaza	1	Vernon, California	N/A	-
Musica Latina Building	1	Center City West	N/A	-
Total Commercial Projects	14			$ 512,000

Residential Projects
Southpark Towers (4)	1	Southpark	Commercial parking lot	$ 423,000
Desmond Building	1	Southpark	Wholesale distribution	323,000
Ullman Tower One	1	Southpark	Commercial parking lot	245,000
Olive Street Towers	1	Southpark	Commercial parking lot and garage	204,000
Ullman Tower Two	1	Southpark	Commercial parking lot	180,000
Sky Arc	1	Arts District	Student and faculty parking and intermittent filming	153,000
TransAmerica Lofts	1	Southpark	Commercial parking lot	84,000
Union Lofts	1	Southpark	N/A	-
717 W. 9th Street	1	Financial District	N/A	-
Chinatown Tower	1	Chinatown	N/A	-
Vignes Village	1	Chinatown	N/A	-
San Fernando Court	1	Sylmar, Los Angeles, California	N/A	-
Citrus Gardens	1	Covina, California	N/A	-
Covina Gardens	1	Covina, California	N/A	-
Total Residential Projects	14			$ 1,612,000
Total Development Pipeline	28			$ 2,124,000
__________
(1)	Project is currently considered a portion of the 306 N. Avenue 21 project and is counted as a rental project.
(2)	Project is currently owned and under redevelopment by a third party in accordance with a build-to-suit contract with us. The final purchase price is based on construction costs.
(3)	This project will be developed as part of Pomona Park Village Phase I.
(4)
In connection with our purchase of the project, we have agreed to construct a parking structure that will contain at least 132 parking spaces for the benefit of an adjacent project not owned by us.  Per the terms of the contract, monetary damages apply for each day after July 1, 2008 that construction is not complete.  In addition, the original seller has a right to repurchase the project at the price we paid if construction is not commenced by October 1, 2008.  Our redevelopment of this project includes plans for a parking structure that satisfies the contract.  In addition, the Los Angeles Community Redevelopment Agency may have the option to purchase 20% of the units for resale to low and moderate income households at fair market value.

(5)	We do not own this project, but have the option to purchase it from an unrelated third party.

MerueloMaddux Properties, Inc.
Supplemental Operating And Financial Information
Fourth Quarter 2007

Rental Project Portfolio Leasing Activity

	Rental Project Portfolio
Reconciliation of Leased Square Feet	Square Feet	% Leased

Leased Square Feet as of September 30, 2007	2,408,496	67.0%
Expirations	(241,189)	-6.7%
New Leases	218,956	6.1%
Renewals (1)	119,381	3.3%
Lease Square Feet as of December 31, 2007	2,505,644	69.7%

Weighted Average Lease Term - New (in months)		49
 __________
(1)	Renewals exclude Month-to-Month Leases

	Revenue ($)	% Change

Cash Rent Growth
Annualized Lease Revenue as of December 31, 2007	$22,495,108
Annualized Lease Revenue as of September 30, 2007	20,855,805
Increase (Decrease)	$1,639,303	7.9%

	Revenue ($)	% Change

GAAP Rent Growth
Annualized Lease Revenue as of December 31, 2007	$23,976,500
Annualized Lease Revenue as of September 30, 2007	21,662,753
Increase (Decrease)	$2,313,747	10.7%

MerueloMaddux Properties, Inc.
Supplemental Operating And Financial Information
Fourth Quarter 2007

Acquisition Activity
Project	Location	Type	Existing Project(s)	Date Acquired	Building Square Feet	Total Cost
First Quarter 2007
Rental Projects
Washington Produce Market	Wholesale Produce District	Rental	N/A	3/7/2007	31,876	$ 8,595
Total Rental Projects					31,876	8,595
Development Projects
801 E. 7th Street	Downtown Industrial District	Development	N/A	3/6/2007	136,070	8,000
Total Development Projects					136,070	8,000
Additional Parcels attached to Existing Projects
Crown Commerce Center	Southeast Industrial District	Rental	Crown Commerce Center	1/26/2007	18,500	1,875
816 Stanford Avenue	Electronics District	Rental	905 E. 8th Street	3/23/2007	3,597	696
729 Temple	Arts District	Rental	Center Village	3/27/2007	66,135	6,500
Total Additional Parcels attached to Existing Projects					88,232	9,071
Total Acquisitions during the Quarter Ended March 31, 2007					256,178	$ 25,666

Second Quarter 2007
Rental Projects
2000 San Fernando Road	Downtown Industrial District	Rental	N/A	4/2/2007	119,381	$ 20,000
420 Boyd Street	Little Tokyo	Rental	N/A	6/27/2007	47,806	8,585
Total Rental Projects					167,187	28,585
Development Projects
Meruelo Baldwin Park	Baldwin Park, California	Development	N/A	4/26/2007	See Note (1)	4,500
Total Development Projects					-	4,500
Additional Parcels attached to Existing Projects
San Fernando Court	Sylmar, Los Angeles, California	Development	San Fernando Court	4/9/2007	See Note (1)	900
620 Gladys Avenue	Wholesale Seafood District	Rental	620 Gladys Avenue	4/13/2007	49,959	10,687
Total Additional Parcels attached to Existing Projects					49,959	11,587
Total Acquisitions during the Quarter Ended June 30, 2007					217,146	$ 44,672

Third Quarter 2007
Rental Projects
None
Development Projects
Santa Fe Plaza	Vernon, California	Development	N/A	9/24/2007	16,000	5,759
Camfield Retail Center	Commerce, California	Development	N/A	8/16/2007	See Note (1)	4,906
Total Development Projects					16,000	10,665
Additional Parcels attached to Existing Projects
13853 Garvey Avenue	Baldwin Park, California	Development	Meruelo Baldwin Park	7/10/2007	3,878	1,900
5500 Flotilla	Commerce, California	Development	Camfield Retail Center	8/16/2007	See Note (1)	579
1875 West Mission Boulevard	Pomona, California	Rental and Development	Pomona Park Village and Pomona Retail	7/27/2007	12,000	20,000
Total Additional Parcels attached to Existing Projects					15,878	22,479
Total Acquisitions during the Quarter Ended September 30, 2007					31,878	$ 33,144

Fourth Quarter 2007
No acquisitions completed during the Quarter Ended December 31, 2007
     __________
 (1) No building currently on this property.

Commercial Project Stabilization
		Future Development Plans
Project	Development/Stabilization Plan	Estimated/Actual Commencement Date	Estimated Stabilization Date (1)	Estimated Square Feet	Estimated Costs to Complete Stabilization (2)	Estimated Stabilized Net Operating Income
500 Mateo Street	N/A - property stabilized	N/A	N/A	12,938	$-	$80,000
Meruelo Wall Street	N/A - property stabilized	N/A	N/A	98,245	-	1,770,000
Southern California Institute of Architects	N/A - property stabilized	N/A	N/A	81,741	-	1,200,000
2000 San Fernando Road (3)	N/A - property stabilized	N/A	N/A	119,381	-	2,860,000
1919 Vineburn Avenue	N/A - property stabilized	N/A	N/A	122,345	-	390,000
1500 Griffith Avenue	N/A - property stabilized	N/A	N/A	50,058	-	270,000
4th Street Center	N/A - property stabilized	N/A	N/A	14,472	-	220,000
1800 E. Washington Blvd.	N/A - property stabilized	N/A	N/A	108,744	-	400,000
Washington Cold Storage	N/A - property stabilized	N/A	N/A	59,000	200,000	1,080,000
420 Boyd Street	Lease up property	Ongoing	4Q 2008	47,806	-	440,000
Crown Commerce Center	Renovate and lease up property	Ongoing	2Q 2008	301,491	225,000	1,410,000
1000 E. Cesar Chavez	Lease up property	Ongoing	4Q 2008	50,373	-	180,000
Washington at Central	Renovate and lease up property	Ongoing	4Q 2008	5,479	50,000	60,000
788 S. Alameda	Lease up property	Ongoing	4Q 2008	33,984	416,000	760,000
Washington Produce Market	Complete improvements and lease up property	Ongoing	4Q 2008	31,876	375,000	250,000
905 E. 8th Street	Renovate and lease up property	Ongoing	4Q 2008	32,000	30,000	220,000
Santa Fe Plaza	Complete improvements and lease up property	Ongoing	4Q 2008	15,000	360,000	450,000
Barstow Produce Center	Complete improvements and lease up property	Ongoing	4Q 2008	261,750	385,000	1,300,000
3rd and Omar Street	Renovate and lease up property	Ongoing	2Q 2009	23,297	50,000	270,000
3000 E Washington Blvd. (4)	Construct cold storage and food processing space	Ongoing	2Q 2009	290,620	65,670,000	5,300,000
Gold's Gym & Public Storage (4)	Construct a pre-leased 30,000 sf Gold's Gym and a 44,000 sf mini storage facility	Ongoing	3Q 2009	74,000	14,500,000	1,600,000
Seventh Street Produce Market	Renovate building B and lease up property	Ongoing	4Q 2009	150,280	5,000,000	2,150,000
1211 E. Washington Blvd.	Renovate and lease up property	Ongoing	1Q 2010	108,000	276,500	435,000
Pomona Park Village	Lease up property	Ongoing	1Q 2010	254,042	-	1,160,000
Alameda Square	Renovate and lease up property	Ongoing	4Q 2010	1,463,696	14,000,000	9,250,000
2000 San Fernando Road (3)	N/A	N/A	N/A	-	-	-
1828 Oak Street (5)	N/A	N/A	N/A	-	-	-
Ceres Street Produce Center (3)	N/A	N/A	N/A	-	-	-
Musica Latina Building (3)	N/A	N/A	N/A	-	-	-
Camfield Retail Center (3)	N/A	N/A	N/A	-	-	-
Wall Street Market (6)	N/A	N/A	N/A	-	-	-
American Fish (6)	Renovate and lease up property	1Q 2008	2Q 2008	29,213	4,782,000	440,000
Overland Terminal (6)	Renovate and modernization of multi-tenant industrial space	1Q 2008	1Q 2009	417,191	15,621,000	1,650,000
230 W Ave 26th	Renovation and modernization of current space	1Q 2008	2Q 2009	67,971	200,000	310,000
801 E. 7th Street	Renovation and modernization of current space	1Q 2009	1Q 2010	126,550	250,000	560,000
5707 S. Alameda	Renovate current space to multi-tenant industrial space	1Q 2009	1Q 2010	55,729	50,000	110,000
620 Gladys Avenue	Renovation and modernization of current space	1Q 2009	1Q 2010	91,893	30,000	230,000
2131 Humboldt Street	Construct multi-tenant wholesale space	1Q 2010	2Q 2011	197,922	42,520,000	3,200,000
Meruelo Baldwin Park	Construct multi-tenant retail space	3Q 2010	4Q 2012	107,150	28,670,000	2,270,000

Total Commercial Projects				4,904,237	$193,660,500	$42,275,000
(1)	The estimated timeframe in which the project redevelopment schedule is finished and the property has been leased to an industry standard occupancy level.
(2)	All estimated redevelopment costs include an additional amount of possible overrun contingencies.
(3)	Project is currently being marketed for sale.
(4)	Costs to complete include the cost of the building per the build to suit contract.
(5)	Costs to complete stabilization include the cost to purchase the project per the option to purchase agreement.
(6)	No current project development in place at the moment.

MerueloMaddux Properties, Inc.
Supplemental Operating And Financial Information
Fourth Quarter 2007

Residential Project Stabilization
	Future Development Plans
Project	Estimated Retail Square Feet	Estimated Residential Square Feet	Estimated # Units Developed	Estimated Total Project Costs(1)
				Low	High
American Apartments	4,700	8,850	48	$1,276,000	$1,276,000
Union Lofts	11,000	81,409	92	39,920,000	40,718,000
717 W. 9th Street	6,800	252,092	214	148,870,000	151,847,000
Citrus Gardens	-	75,348	52	20,874,000	21,726,000
Covina Gardens	-	71,856	72	18,228,000	18,972,000
1150 S. Grand Avenue	17,500	373,252	374	209,720,000	218,280,000
1100 S. Olive Street	13,500	254,240	280	130,144,000	135,456,000
San Fernando Court (2)	17,400	250,458	247	76,440,000	79,560,000
1050 S Hope Street (2)	13,500	143,464	158	96,628,000	100,572,000
336 W. 11th Street	13,500	192,496	212	110,936,000	115,464,000
1230 S. Olive Street	20,000	427,572	436	222,068,000	231,132,000
SkyArc Phase I	15,000	176,172	212	95,256,000	99,144,000
SkyArc Phase II	-	176,172	212	93,786,000	97,614,000
SkyArc Phase III	-	176,172	211	94,864,000	98,736,000
Ullman Tower One	30,000	319,464	348	193,942,000	201,858,000
Ullman Tower Two	6,500	211,820	238	121,422,000	126,378,000
Chinatown Tower Phase I	15,000	189,912	246	94,276,000	98,124,000
Chinatown Tower Phase II	15,000	189,912	246	94,178,000	98,022,000
Chinatown Tower Phase III	15,000	189,912	246	94,178,000	98,022,000
Chinatown Tower Phase IV	15,000	189,912	246	94,178,000	98,022,000
Chinatown Tower Phase V	15,000	189,912	246	94,178,000	98,022,000
Center Village Phase I	15,000	182,816	232	102,998,000	107,202,000
Center Village Phase II	15,000	182,816	232	102,704,000	106,896,000
Vignes Village Phase I	15,000	192,864	224	97,608,000	101,592,000
Vignes Village Phase II	15,000	192,864	224	97,216,000	101,184,000
Vignes Village Phase III	15,000	192,864	224	97,216,000	101,184,000
Vignes Village Phase IV	15,000	192,864	224	97,118,000	101,082,000
Pomona Park Village Phase I	155,000	272,400	300	119,952,000	124,848,000
Pomona Park Village Phase II	-	272,400	300	74,186,000	77,214,000
Pomona Park Village Phase III	-	272,400	300	75,852,000	78,948,000
Pomona Park Village Phase IV	-	272,400	300	77,420,000	80,580,000
Pomona Park Village Phase V	-	272,400	300	79,184,000	82,416,000
Total Residential Development Pipeline	489,400	6,639,485	7,496	$3,166,816,000	$3,292,091,000
		Book Value at December 31, 2007		(385,762,000)	(385,762,000)
		Estimated Costs to Complete		$2,781,054,000	$2,906,329,000

(1)
These estimates reflect what we may be entitled to build.  These costs include land, hard, soft and financing costs.  Costs are impacted by the commencement and completion dates, financing costs (leverage levels and interest rates) and changes in labor and material costs.  Also included are contingencies for possible cost overruns.

(2)	Retail square footage includes 8,400 square feet of office space.
(3)	Excludes cost to construct restaurant space.

MerueloMaddux Properties, Inc.
Supplemental Operating And Financial Information
Fourth Quarter 2007

Pictures of Recent Development

MerueloMaddux Properties, Inc.
Supplemental Operating And Financial Information
Fourth Quarter 2007

Recently Completed Residential Project
Union Lofts
760 Hill Street, downtown Los Angeles

MerueloMaddux Properties, Inc.
Supplemental Operating And Financial Information
Fourth Quarter 2007

Residential Projects in Development

717 W. Ninth Street, when completed

717 W. Ninth Street, March, 2008

717 W. Ninth Street, March, 2008

1150 Grand Avenue, when completed

SOUTH ELEVATION
EAST ELEVATION

1150 Grand Avenue, elevations

MerueloMaddux Properties, Inc.
Supplemental Operating And Financial Information
Fourth Quarter 2007

Current Commercial Development Projects

3000 Washington Boulevard

Gold's Gym and Storage

Barstow Produce Center, Phase 1

SANTA FE PLAZA

Santa Fe Plaza Retail Center

Washington Produce Center